UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2006

DEUTSCHE ALT-A SECURITIES, INC.

(as depositor under the Pooling and Servicing Agreement,

dated as of January 1, 2006, providing for the issuance of

Deutsche Alt-B Securities Mortgage Loan Trust, Series 2006-AB1)

DEUTSCHE ALT-A SECURITIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-127621	35-2184183
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

60 Wall Street New York, New York		10005
(Address of Principal Executive Offices)		(Zip Code)

Registrants telephone number, including area code, is (212) 250-7010

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The restated consolidated financial statements of Financial Securities Assurance, Inc. and subsidiaries as of December 31, 2004 and 2003 and for each of the years in the three-year period ended December 31, 2004, prepared in accordance with U. S. generally accepted accounting principles, appears as an exhibit to the current report on Form 8-K of Financial Securities Assurance Inc. (which was filed with the Securities and Exchange Commission (the “Commission”) on November 22, 2005; Commission File No.: 001-12644), are hereby incorporated by reference in: (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-127621) of the Registrant; and (iii) the Prospectus Supplement relating to Deutsche Alt-B Securities Mortgage Loan Trust, Series 2006-AB1.

Item 9.01(c). Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial Statements.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c) Exhibits
	Item 601(a) of Regulation S-K
Exhibit No.	Exhibit No.	Description
1	23	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of Financial Securities Assurance Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

DEUTSCHE ALT-A SECURITIES, INC.

By:	/s/ Marina Tukhin
Name:	Marina Tukhin
Title:	Vice President

By:	/s/ Susan Valenti
Name:	Susan Valenti
Title:	Vice President

Dated: February 10, 2006

EXHIBIT INDEX

Exhibit Number	Item 601 (a) of Regulation S-K Exhibit No.	Sequentially Numbered Description	Page
1	23	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of Financial Security Assurance Inc.	6